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                            PRUDENTIAL MUTUAL FUNDS
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                         Supplement dated June 6, 2003

   The following information supplements the Prospectus of each of the Funds listed below, to the extent applicable.

SPECIAL MEETING OF SHAREHOLDERS

   At meetings held on March 4, 2003 and April 11, 2003, the Board of
Directors/Trustees of each Fund approved the proposals summarized below. The proposals will be submitted for approval by shareholders of the Funds, as applicable, at a Special Meeting of Shareholders scheduled to be held on July
17, 2003.

Election of Directors/Trustees

   The Board of Directors/Trustees approved a proposal to elect David E.A.
Carson, Robert E. La Blanc, Douglas H. McCorkindale, Stephen P. Munn, Richard A.
Redeker, Robin B. Smith, Stephen Stoneburn, Clay T. Whitehead, Judy A. Rice, and
Robert F. Gunia as Directors/Trustees of each of the Funds.

How the Fund Is Managed

   The Board of Directors/Trustees of each Fund approved a proposal under which the Board may authorize Prudential Investments LLC (PI or the Manager), subject to certain conditions, to enter into or amend subadvisory agreements without obtaining further shareholder approval. One of the conditions is that shareholders must first approve the grant of this ongoing authority to the Board of Directors/Trustees. Another condition is that this proposal may be implemented only if the Funds comply with the conditions of an exemptive order authorizing the arrangement previously issued by the Securities and Exchange
Commission.

   Subject to the satisfaction of these conditions, which cannot be assured, PI would be permitted, with Board approval, but without further shareholder approval, to employ new subadvisers for a Fund (limited to subadvisers not affiliated with the Fund or PI), change the terms of a Fund's subadvisory agreements or enter into new subadvisory agreements with existing subadvisers.
Shareholders of a Fund would continue to have the right to terminate a subadvisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders would be notified of any subadviser changes or other material amendments to subadvisory agreements that occur under these arrangements.

   The Board of Directors/Trustees of each Fund also approved an amended management agreement with PI. If shareholders approve this amended contract, PI would be permitted to allocate and reallocate a Fund's assets among a Fund's subadviser(s), including Prudential Investment Management, Inc. and unaffiliated subadvisers, without obtaining further shareholder approval. Because Dryden
Ultra Short Bond Fund already has a management structure that permits the arrangements described above, shareholders of this Fund do not need to vote on the management related proposals.

Fundamental Investment Restrictions

   If approved by shareholders, each Fund's fundamental investment restrictions would be changed to provide PI and each Fund's subadviser with additional flexibility to pursue each Fund's investment objective, to allow each Fund to implement certain investment programs that may help each Fund to achieve economies of scale by participating in transactions with other Prudential Mutual
Funds (Prudential Total Return Bond Fund, Inc. already has some ability to engage in these programs but, if the proposed restrictions are approved by shareholders, its policies would be made uniform with those of other Prudential
Mutual Funds) and to eliminate certain restrictions that were imposed by state regulators that are no longer required or that were imposed years ago and do not support PI's and each subadvisers' strategy to pursue each Fund's investment objective. Substantive changes to certain fundamental investment restrictions are further explained below.

   Dryden Ultra Short Bond Fund already has adopted fundamental investment restrictions and policies similar to the proposed restrictions discussed below.
Therefore, shareholders of this Fund do not need to vote on this Proposal.

MF2003C5

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   Borrowing Money

   If approved by shareholders, each Fund's investment restriction regarding borrowing would be modified to allow borrowing money to the extent permitted under the Investment Company Act of 1940 and any applicable rules, regulations, exemptive orders, no-action letters or other relief granted by the Securities and Exchange Commission. If the modifications to the investment restriction are approved by shareholders, each Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In addition, each Fund would be permitted to borrow money from other Prudential mutual funds if the Securities and Exchange Commission staff grants exemptive relief to permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program. With respect to Prudential Total Return Bond Fund, Inc., which has the capability to engage in some of these transactions, this would increase the Fund's flexibility and its policies would be made uniform with those of other
Prudential Mutual Funds, in connection with borrowing money.

   Lending

   If approved by shareholders, each Fund's investment restriction regarding lending would be modified to allow lending of Fund assets and money to the extent permitted under the Investment Company Act of 1940 and any applicable rules, regulations, exemptive orders, no-action letters or other relief granted by the Securities and Exchange Commission. The proposed disclosure more clearly describes each Fund's lending activities and plans to make loans of assets in the future. In addition, if the modifications to the investment restriction are approved by shareholders, each Fund would be permitted to lend money to other
Prudential mutual funds if the Securities and Exchange Commission staff grants exemptive relief to permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program. With respect to Prudential Total
Return Bond Fund, Inc., the Fund has the capability to engage in some of these transactions and its lending policy would be made uniform with those of other
Prudential Mutual Funds.

   Investments in Securities of Other Investment Companies

   If approved by shareholders, each Fund's investment restriction regarding the purchase of shares of investment companies will become a non-fundamental restriction, meaning that the Board could in the future modify or eliminate the restriction without further shareholder approval. If approved by shareholders, the Board of each Fund intends to modify the investment restriction to permit the Fund to invest uninvested cash in shares of affiliated mutual funds in an amount of up to 25% of the Fund's assets pursuant to an exemptive order issued by the Securities and Exchange Commission. The ability to invest in affiliated mutual funds may allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities by using an affiliated money market fund for short-term cash management purposes. To the extent a Fund invests in securities of investment companies, other than affiliated mutual funds pursuant to the cash management strategy described above, shareholders of a Fund may be subject to duplicate management and advisory fees. This investment restriction with respect to Prudential Total Return Bond Fund, Inc. has already been amended to implement the cash management strategy.

   Put and Call Options (Prudential Government Income Fund, Inc. and Prudential
Municipal Bond Fund only)

   Currently, Prudential Government Income Fund, Inc. has a fundamental investment restriction that states that it may only write and purchase put and call options related to U.S. Government securities. If this proposal is adopted, this limitation will be eliminated and the Fund will have the ability to invest in options unrelated to U.S. Government securities, to the same extent as the other Funds. In addition, the Fund will be able to invest in other types of instruments that are the economic equivalent of options, also unrelated to U.S.
Government securities, such as options on swaps and credit default swaps, which are discussed below. If the Fund adopts such a policy, the Fund may be subject to increased risks that are not present with options on U.S. Government securities, which are considered among the most creditworthy of fixed-income investments. For example, the Fund may be subject to heightened risk of share price volatility and counterparty default.

   High Income Series and Insured Series of Prudential Municipal Bond Fund currently have a fundamental investment restriction limiting their investments in puts, calls or combinations of these types of investments to certain puts and options on futures contracts. If this proposal is adopted, this limitation will become non-fundamental and the Funds will also have the ability to invest in options on swaps and, with respect to the

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High Income Series, credit default swaps and credit-linked securities. These investment types are discussed in the paragraph below.

   An option on a swap is a contract that gives a counterparty the right (but not the obligation) to enter into a new or modify an existing swap agreement, at some designated future time on specified terms. In a credit default swap transaction, the buyer is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation
(even if the reference obligation has little or no value) in exchange for the reference obligation. In addition to the risks of 'Derivatives' in the prospectus section entitled 'How the Fund Invests--Investment Risks' of the prospectus of each of these Funds, options on swaps and credit default swaps are subject to the risks that they may be difficult to value precisely or sell at the time or price desired, can increase share price volatility and derivatives that involve leverage could magnify losses. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A fund would have the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. Credit-linked securities involve the risk that the issuer of the credit-linked security may default or go bankrupt, the credit risk of the corporate credits underlying the credit default swaps, limited liquidity or no liquidity, market risk and prepayment risk.

State Charters

   If approved by shareholders, each Fund's state charter will be amended to modify or eliminate unnecessary or unduly burdensome provisions that do not optimally protect shareholder interests, to eliminate potential uncertainty regarding the application of certain state laws and to achieve consistent charter provisions for the Funds in each jurisdiction and, to the extent possible, across jurisdictions.

   Listed below are the names of the Prudential mutual funds and the dates of the Prospectuses to which this Supplement relates.

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
Name of Fund                                                                  Prospectus Date
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
Prudential California Municipal Fund
   California Series                                                          October 24, 2002
   California Money Market Series                                             October 24, 2002
   California Income Series                                                   October 24, 2002
Prudential Government Income Fund, Inc.                                       May 1, 2003
Prudential High Yield Fund, Inc.                                              February 28, 2003
Prudential Municipal Bond Fund
   High Income Series                                                         June 28, 2002
   Insured Series                                                             June 28, 2002
Prudential Municipal Series Fund
   Florida Series                                                             October 24, 2002
   New Jersey Series                                                          October 24, 2002
   New Jersey Money Market Series                                             October 24, 2002
   New York Series                                                            October 24, 2002
   New York Money Market Series                                               October 24, 2002
   Pennsylvania Series                                                        October 24, 2002
Prudential National Municipals Fund, Inc.                                     February 28, 2003
Prudential Short-Term Bond Fund, Inc.
   Prudential Short-Term Corporate Bond Fund                                  February 19, 2003
   Dryden Ultra Short Bond Fund                                               February 19, 2003
Prudential Total Return Bond Fund, Inc.                                       February 28, 2003